UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 30, 2008

Premier Nursing Products Corp.

(Exact name of registrant as specified in its charter)

Florida	333-145469	20-8724818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8990 Wembley Court, Sarasota, FL 34238

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (941) 966-6955 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2008 the Board of Directors of Premier Nursing Products Corp. approved to amend the Articles of Incorporation for Premier Nursing Products Corp. Article 8. Capitalization and 8.1 Authorized shares, Changing from 100,000,000 to 250,000,000 shares. Par Value from $.001 to $.0001. Aggregate Par Value common from $10,000 to $25,000 and preferred from $2,000 to $1,000. Per attached exhibit.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation filed with the State of Florida.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premier Nursing Products Corp.

(Registrant)

Dated: June 5, 2008

By:	/s/ Sheldon Rose

Sheldon Rose

President